                                                                   EXHIBIT 99.3


SELECTED UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

        The following unaudited pro forma financial information gives effect to the acquisition by the Registrant of the former Endologix, Inc. in a transaction accounted for as a purchase. The unaudited pro forma balance sheet is based on the individual balance sheets of the Registrant from the Form 10-Q for the quarter ended March 31, 2002 and the former Endologix appearing elsewhere in this Form 8-K and has been prepared to reflect the acquisition by the Registrant of the former Endologix as of March 31, 2002. The unaudited pro forma statements of operations for the year ended December 31, 2001 and the quarter ended March 31, 2002 are based on the individual statement of operations for the Registrant from the Annual Report on Form 10-K and Quarterly Report on Form 10-Q, respectively and for former Endologix from the statements appearing elsewhere in this Form 8-K and have been prepared to reflect the acquisition by the Registrant of the former Endologix at January 1, 2001. These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Registrant included in the Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

        The pro forma information is presented for illustrative purposes only and is not necessarily indicative of operating results or financial position that would have occurred if the acquisition had been consummated as of the assumed date, nor is it necessarily indicative of the future operating results or financial position of the combined companies. The Registrant has not conducted an independent valuation of the acquired intangible and tangible net assets of the former Endologix. However, the unaudited pro forma financial information is based on assumptions that the Registrant believes are reasonable. The final allocations are likely to be different from the amounts reflected below, and may result in additional identifiable intangible assets or changes thereto, including changes to the amount allocated to acquired in-process technology. These differences may be significant. The Registrant intends to engage an independent firm to perform an appraisal of the acquired net assets and the allocation of the purchase price upon consummation of the acquisition.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 2002
                                 (IN THOUSANDS)



                                                          ENDOLOGIX        FORMER          PROFORMA
                                                         (REGISTRANT)    ENDOLOGIX       ADJUSTMENTS         PRO FORMA
                                                         ------------    ---------       -----------         ---------
               ASSETS

Current assets:
    Cash and cash equivalents ....................         $ 5,684         $ 2,865          $    --            $ 8,549
    Marketable securities available-for-sale .....          12,819              --           (9,158)(d)          3,559
                                                                                                333 (b)
                                                                                               (435)(c)
    Other current assets .........................           2,237           2,226               --              4,463
                                                           -------         -------          -------            -------
        Total current assets .....................          20,740           5,091           (9,260)            16,571
Net property and equipment .......................              --             148               --                148
Marketable securities available-for-sale .........           1,532              --               --              1,532
Goodwill .........................................              --              --            8,321 (g)          8,321
Other acquired intangibles .......................              --              --            2,064 (g)          2,064
Other assets .....................................             838             342             (480)(g)            700
                                                           -------         -------          -------            -------
    Total assets .................................         $23,110         $ 5,581          $   645            $29,336
                                                           =======         =======          =======            =======

       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities ..............................         $ 2,448         $ 2,328          $  (205)(c)        $ 4,171
                                                                                               (400)(d)

Deferred revenue .................................             340              --               --                340
Minority interest ................................              92              --               --                 92
                                                           -------         -------          -------            -------
    Total liabilities ............................           2,880           2,328             (605)             4,603
                                                           -------         -------          -------            -------
Redeemable, convertible preferred stock:
     Series A ....................................              --           1,619           (1,619)(a)             --
     Series B ....................................              --           7,418           (7,418)(a)             --
     Series C ....................................              --           1,487           (1,487)(a)             --

Stockholders' equity:
     Common stock ................................              13               6                5 (a)             24
                                                                                                 11 (e)
                                                                                                (11)(f)
     Additional paid-in capital ..................          80,885           7,696           10,519 (a)         99,541
                                                                                                332 (b)
                                                                                             18,656 (e)
                                                                                            (18,547)(f)
     Accumulated deficit..........................         (60,889)        (13,691)         (13,990)(h)        (74,879)
                                                                                             15,029 (f)
                                                                                             (1,338)(b),(c)

Other stockholders' equity .......................             221          (1,282)           1,108 (b)             47
                                                           -------         -------          -------            -------
   Total stockholders' equity ....................          20,230          (7,271)          11,774             24,733
                                                           -------         -------          -------            -------
   Total liabilities and stockholders' equity ....         $23,110         $ 5,581          $   645            $29,336
                                                           =======         =======          =======            =======

                 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


NOTE 1 -- The pro forma balance sheet has been prepared to reflect the acquisition of the former Endologix by the Registrant for an aggregate purchase price of $27,906, which consists of the issuance of the 11,159,052 shares of the Registrant common stock valued at $1.67 per share, using the average of the Registrant common stock price as quoted on the Nasdaq for the period from February 6, 2002 through February 14, 2002, $8,369 in cash and $869 in estimated costs directly attributable to the acquisition. Under purchase accounting, the total purchase price will be allocated to the acquired assets and liabilities of the former Endologix based on their fair values at the closing of the acquisition, with the balance allocated to intangible assets and goodwill. The amount and components of the estimated purchase price along with the allocation to assets purchased and liabilities assumed are as follows:

                Net assets acquired                      $ 3,531
                Acquired technology                        2,064
                Acquired in-process technology            13,990
                Goodwill                                   8,321
                                                         -------
                            Total purchase price         $27,906
                                                         =======

        The net assets acquired represent the historical net assets of the former Endologix at March 31, 2002 of $3,253, the receipt of $333 in cash as a result of the exercise of stock options immediately prior to the acquisition, the payment of an additional $229 in acquisition costs by the former Endologix and the $174 note receivable from a stockholder of the former Endologix that is classified as an offset to stockholders' equity.

Pro forma adjustments are made to reflect:

(a) The conversion of all outstanding shares of the former Endologix preferred stock into common stock on a one-for-one basis, which was a condition of completion of the acquisition.

(b) The immediate vesting and exercise of all of the former Endologix common stock options, which was a provision in the former Endologix's stock option plan in the event of a change of control, results in cash proceeds of $333 and the recognition of $1,108 in compensation expense. The $1,108 in compensation expense has not been included in the unaudited pro forma statement of operations as it is non-recurring.

(c) Estimated transaction costs of $493, net of costs paid through March 31, 2002 of $59 and accounts payable at March 31, 2002 of $205, incurred by the former Endologix.

(d) The payment of $9,238 for the cash component of the purchase price, which includes the $8,369 per the acquisition agreement and $869 in estimated transaction costs, net of costs paid through March 31, 2002 of $80 and accounts payable at March 31, 2002 of $400.

(e) The issuance of 11,159,052 shares of Registrant common stock, which is a component of the purchase price.

(f) The elimination of the common stockholders' equity accounts of the former Endologix.

(g) The allocation of the purchase price to the $2,064 in acquired technology with an estimated life of five years, and $8,321 in goodwill and the reclassification of merger costs of $480 capitalized through March 31, 2002. SFAS No. 142 has been applied to the acquisition of the former Endologix.

(h) The expensing of the $13,990 purchase price allocated to acquired in-process technology, which is believed to have no alternative future use. The $13,990 of acquired in process technology has not been included in the unaudited pro forma statement of operations as it is non-recurring.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                          ENDOLOGIX         FORMER        PRO FORMA
                                                         (REGISTRANT)     ENDOLOGIX       ADJUSTMENTS         PRO FORMA
                                                         ------------     ---------       -----------         ---------
Consolidated Statement of Operations Data:
Revenue:
  Product ........................................         $ 1,111         $ 2,837          $    --            $ 3,948
  License ........................................           6,528              --               --              6,528
  Joint development ..............................              --             198               --                198
                                                           -------         -------          -------            -------
Total revenue ....................................           7,639           3,035               --             10,674
                                                           -------         -------          -------            -------
Cost of sales:
  Cost of product sales ..........................           1,149           1,279               --              2,428
  Cost of sales from restructuring (Note 3) ......             601              --               --                601
                                                           -------         -------          -------            -------
Total cost of sales ..............................           1,750           1,279               --              3,029
                                                           -------         -------          -------            -------
Gross profit .....................................           5,889           1,756               --              7,645
Operating costs and expenses:
  Research and development .......................          14,605           3,634              413 (a)         18,652
  Marketing and sales ............................           1,305             819               --              2,124
  General and administrative .....................           2,582           1,518               --              4,100
  Restructuring charges (Note 3) .................           4,617              --               --              4,617
  Minority interest ..............................             (65)             --               --                (65)
                                                           -------         -------          -------            -------
Total operating costs and expenses ...............          23,044           5,971              413             29,428
                                                           -------         -------          -------            -------
Loss from operations .............................         (17,155)         (4,215)            (413)           (21,783)

Other income .....................................           1,514             258             (494)(b)          1,278
                                                           -------         -------          -------            -------
Net loss .........................................         (15,641)         (3,957)            (907)           (20,505)
Accretion of discount on redeemable
  preferred stock ................................              --             (18)              18 (c)             --
                                                           -------         -------          -------            -------
Net loss attributable to common shareholders .....         $(15,641)       $(3,975)         $  (889)           $(20,505)
                                                           =======         =======          =======            =======

Basic and diluted net loss per share .............         $ (1.20)                                            $ (0.85)
                                                           =======                                             =======
Shares used in computing basic and diluted net
  loss per share .................................          13,086                                              24,245
                                                           =======                                             =======

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 2002
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      ENDOLOGIX        FORMER       PRO FORMA
                                                                     (REGISTRANT)    ENDOLOGIX     ADJUSTMENTS        PRO FORMA
                                                                     ------------    ---------     -----------        ---------
Consolidated Statement of Operations Data:
Revenue:
  Product .........................................................    $     --       $    863       $     --          $    863
  License .........................................................       1,768             --             --             1,768
                                                                       --------       --------       --------          --------
Total revenue .....................................................       1,768            863             --             2,631
Cost of product sales .............................................          69            328             --               397
                                                                       --------       --------       --------          --------
Gross profit ......................................................       1,699            535             --             2,234
Operating costs and expenses:
  Research and development ........................................       1,017            883            103 (a)         2,003
  Marketing and sales .............................................          --            239             --               239
  General and administrative ......................................         398            607             --             1,005
  Minority interest ...............................................          (8)            --             --                (8)
                                                                       --------       --------       --------          --------
Total operating costs and expenses ................................       1,407          1,729            103             3,239
                                                                       --------       --------       --------          --------
Income (loss) from operations .....................................         292         (1,194)          (103)           (1,005)
Other income ......................................................         256              3           (102)(b)           157
                                                                       --------       --------       --------          --------
Net loss ..........................................................         548         (1,191)          (205)             (848)
Accretion of discount on redeemable preferred stock ...............          --             (4)             4 (c)            --
                                                                       --------       --------       --------          --------
Net income (loss) attributable to common shareholders .............    $    548       $ (1,195)      $   (201)         $   (848)
                                                                       ========       ========       ========          ========
Basic net income (loss) per share .................................    $   0.04                                        $  (0.03)
                                                                       ========                                        ========
Shares used in computing basic net income
    (loss) per share ..............................................      13,157                                          24,316
                                                                       ========                                        ========
Diluted net income (loss) per share ...............................    $   0.04                                        $  (0.03)
                                                                       ========                                        ========
Shares used in computing diluted net income
    (loss) per share ..............................................      13,277                                          24,316
                                                                       ========                                        ========

                 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL INFORMATION
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 1 - The above statements give effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the Unaudited Pro Forma Combined Condensed Balance Sheet.

(a) Amortization expense for the acquired technology using an estimated useful life of five years. Goodwill resulting from the acquisition is not amortized in accordance with the provisions of SFAS 142.

(b) For the year ended December 31, 2001, reduction of interest income on the lower short-term investment balance due to the payment of the $8,369 cash component of the purchase price and $655 in estimated acquisition costs, net of the former Endologix' payment for acquisition costs and receipt of cash from the exercise of stock options, using an estimated interest rate of 5.6% per annum. For the quarter ended March 31, 2002, reduction of interest income on the lower short-term investment balance due to the payment of the $8,369 cash component of the purchase price and $869 estimated acquisition costs, net of the former Endologix's payment for acquisition costs and receipt of cash from the exercise of stock options, using an estimated interest rate of 4.4% per annum.

(c)   Elimination of the preferred stock accretion.

NOTE 2 - For the year ended December 31, 2001, basic and diluted net loss per share was computed using the 13,086,000 shares of Registrant common stock outstanding plus the 11,159,052 issued as a component of the purchase price. For the quarter ended March 31, 2002, basic and diluted net income (loss) per share was computed using the 13,157,000 shares of Registrant common stock outstanding plus the 11,159,052 issued as a component of the purchase price.

NOTE 3 - The Registrant recorded a restructuring charge which included involuntary employee termination costs, the write-off of previously acquired intangible assets and equipment, charges under non-cancelable commitments and other charges.